July 9, 2003


           SUPPLEMENT TO THE MAY 1, 2003 CLASS II SHARES PROSPECTUS OF
                      PIONEER VARIABLE CONTRACTS TRUST FOR
                        PIONEER HIGH YIELD VCT PORTFOLIO

The following supplements the corresponding section of the prospectus. Please refer to the prospectus for the full text of the supplemented section.

ANNUAL PORTFOLIO OPERATING EXPENSES
paid from the assets of the portfolio
as a percentage of average daily net assets      CLASS II
---------------------------------------------------------
Management Fee                                      0.65%
Distribution and Service (12b-1) Fee                0.25%
Other Expenses                                      0.92%
Total Operating Expenses                            1.82%
Fee Waiver and Expense Limitation(1)               -0.52%
Net Expenses(1)                                     1.30%
---------------------------------------------------------

(1) The expenses in the table above reflect the contractual expense limitation in effect through December 31, 2003 under which Pioneer has agreed to waive certain fees or reimburse expenses, if necessary, to limit other ordinary operating expenses attributable to Class II to 1.30% of the average daily net assets attributable to Class II shares. To the extent possible, this expense limitation will be accomplished by waiving fees and expenses that are allocated on a class specific basis. Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from the portfolio if the expense ratio of the Class II shares is less than the expense limitation of the Class II shares. Class II shares will reimburse Pioneer no more than the amount by which that class' expenses were reduced.

EXAMPLE
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's gross operating expenses remain the same and e) the Pioneer's expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                         NUMBER OF YEARS YOU OWN YOUR SHARES
               -------------------------------------------------------
               1                 3                5             10
----------------------------------------------------------------------
Class II       $132              $522             $937          $2,095
----------------------------------------------------------------------




                                                                   14021-00-0703
                                        (C) 2003 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC

                                                                    July 9, 2003


        SUPPLEMENT TO THE MAY 1, 2003 STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                        PIONEER VARIABLE CONTRACTS TRUST


The section "Investment Adviser - Expense Limitation Agreements" is supplemented by adding the following:

"Pioneer has agreed to waive certain fees or reimburse expenses, if necessary, to limit other ordinary operating expenses attributable to Class II to 1.30% of the average daily net assets attributable to Class II shares. To the extent possible, this expense limitation will be accomplished by waiving fees and expenses that are allocated on a class specific basis. The portion of portfolio expenses attributable to Class I shares will be reduced only to the extent non-class specific expenses are reduced for Class II shares. Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from the portfolio if the expense ratio of the Class II shares is less than the expense limitation of the Class II shares. Each class will reimburse Pioneer no more than the amount by which that class' expenses were reduced."